United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2024 (January 18, 2024)

Newcourt Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40929	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Broadway, Suite 705

Oakland, CA 94612

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (657) 271-4617

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	NCACU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share, included as part of the Units	NCAC	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the Units	NCACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On January 18, 2024, Newcourt Acquisition Corp (“NCAC” or the “Company”), a Cayman Islands exempted company (the “Company”), held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) in connection with the proposed business combination (the “Business Combination”) contemplated by the Amended and Restated Business Combination Agreement, dated July 31, 2023 (as amended, supplemented, or otherwise modified from time to time, the “Amended and Restated Business Combination Agreement”), by and among the Company, Newcourt SPAC Sponsor LLC, a Delaware limited liability company (“Sponsor”), Psyence Group Inc., a corporation organized under the laws of Ontario, Canada (“Parent”), Psyence Biomedical Ltd., a corporation organized under the laws of Ontario, Canada (“Pubco”, and after the closing of the merger, the “Combined Company”), Psyence (Cayman) Merger Sub, a Cayman Islands exempted company and a direct and wholly owned subsidiary of Pubco (“Merger Sub”), Psyence Biomed Corp., a corporation organized under the laws of British Columbia, Canada (“Original Target”), and Psyence Biomed II Corp., a corporation organized under the laws of Ontario, Canada (“Psyence”), as described in the  proxy statement filed by the Company with the Securities and Exchange Commission on November 15, 2023 (the “Proxy Statement”). Present at the Extraordinary General Meeting were holders of at least 8.21 million of the Company’s Ordinary Shares, par value $0.0001 per share (“Ordinary Shares”), in person or by proxy, representing approximately 93% of the voting power of the Company’s Ordinary Shares issued and outstanding as of November 13, 2023, the record date for the Extraordinary General Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 8,788,021 Ordinary Shares issued and outstanding.

At the Extraordinary General Meeting, the Company’s shareholders approved the Business Combination Proposal, the Merger Proposal, the Organizational Documents Proposal, the Advisory Articles Proposals, the Incentive Plan Proposal and the Director Proposal, in each case as defined and described in greater detail in the Proxy Statement. The Shareholder Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to the Company’s shareholders as the Business Combination Proposal, the Merger Proposal, the Organizational Documents Proposal, the Advisory Articles Proposals, the Incentive Plan Proposal and the Director Proposal each received a sufficient number of votes for approval.

Set forth below are the final voting results for the Business Combination Proposal, the Merger Proposal, the Organizational Documents Proposal, the Advisory Articles Proposals, the Incentive Plan Proposal and the Director Proposal:

The Business Combination Proposal

A proposal to approve and adopt by ordinary resolution under Cayman Islands law the Amended and Restated Business Combination Agreement. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions
8,189,012	22,121	0

The Merger Proposal

A proposal to approve and adopt the by special resolution under Cayman Islands law the Merger Proposal. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions
8,189,012	22,121	0

The Organizational Documents Proposal

A proposal to approve and adopt by ordinary resolution under Cayman Islands law the Organizational Documents Proposal. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions
8,189,012	22,121	0

The Advisory Articles Proposals

The proposals to approve, as ordinary resolutions under Cayman Islands law and on a non-binding advisory basis, certain governance provisions in the articles of incorporation and amended and restated by-laws of Pubco. The voting results of the Ordinary Shares on each of the sub-proposals were as follows:

Advisory Articles Proposal 4A: To authorize capital stock of Pubco to consist of an unlimited number of common shares.

Votes For	Votes Against	Abstentions
8,189,012	22,121	0

Advisory Articles Proposal 4B: To change Pubco’s corporate name to Psyence Biomedical Ltd.

Votes For	Votes Against	Abstentions
8,189,012	22,121	0

Advisory Charter Proposal 4C: To eliminate certain provisions related to status as a blank check company.

Votes For	Votes Against	Abstentions
8,189,012	22,121	0

The Incentive Plan Proposal

The proposal to approve and adopt by ordinary resolution under Cayman Islands law the Psyence Biomedical Ltd. 2023 Equity Incentive Plan. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions
8,189,012	22,121	0

The Director Proposal

The proposal to approve and adopt by ordinary resolution under Cayman Islands law the election of five directors of Pubco (Dr. Neil Maresky, Jody Aufrichtig, Christopher Bull, Marc Balkin and Dr. Seth Feuerstein), effective upon the closing of the Business Combination, to serve on the Pubco Board until the first annual meeting of shareholders of Pubco to be held following the date of closing or until their earlier death, resignation, retirement or removal for cause. The voting results of the Ordinary Shares for each nominee were as follows:

Votes For	Votes Against	Abstentions
8,189,012	22,121	0

Redemption of Ordinary Shares

The Company’s public shareholders had the right to elect to redeem all or a portion of their Ordinary Shares for a per share price calculated in accordance with its organizational documents. The Company’s public stockholders holding 929,727 Ordinary Shares validly elected to redeem their public shares for cash at a redemption price of approximately $11.51 per share, for an aggregate redemption amount of approximately $10.7 million. No redemption reversals will be permitted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2024	NEWCOURT ACQUISITION CORP

	By:	/s/ Marc Balkin
	Name:	Marc Balkin
	Title:	Chief Executive Officer